Amended

                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

                                   DISCLAIMER






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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ('PW') as underwriter for the Empire Funding Home Loan Owner Trust 1999-1, and not by or as agent for Empire Funding Corp. or any of
its  affiliates  (collectively,   the  'Transferor').  The  Transferor  has  not
prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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

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                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1           Amended
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DESCRIPTION OF INITIAL LOANS AS OF THE STATISTICAL CALCULATION DATE:

Approximate characteristics of the pool of Initial Loans identified as of March 31, 1999. Loans equal to approximately $250 Million will be delivered on the Closing Date.


Total Number of Initial Loans:                                     6,249

Current Principal Balance:                                   224,324,303

Average Loan Balance:                                             35,898

WA Loan Rate:                                                     13.53%

WA Original Term (months):                                           240

WA Remaining Term (months):                                         233

WA Seasoning (months):                                                 7

WA FICO Score:                                                       685

WA Debt-to-Income                                                  37.32

WA Original Combined LTV                                         118.53%

As of the Statistical Calculation Date, none of the Initial Loans were 60 or more days late. Approximately 1.22% of the Initial Loans were 30 to 59 days late as of the Statistical Calculation Date

Note: Additional information regarding the Initial Loans as of the Statistical Calculation Date can be found starting on page 8.




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PRICING INFORMATION (TO 10% CALL)  (a)

------------------------------------------------------------------------------------------------------------------------------------
                                                                First        Final
                                                              Principal    Principal      Principal                        Expected
                    Approximate                     WAL        Payment      Payment        Window         Stated            Ratings
      Class           Size (b)      Coupon (c)    (Years)       (Yrs)        (Yrs)          (Yrs)        Maturity         (S&P/Duff)
------------------------------------------------------------------------------------------------------------------------------------
       A-1           59,749,000        Float (d)    0.78        0.08          1.50          1.50        03/25/09           AAA/AAA
       A-2           35,032,000        Fixed        2.00        1.50          2.50          1.08        09/25/11           AAA/AAA
       A-3           29,161,000        Fixed        3.00        2.50          3.50          1.08        04/25/13           AAA/AAA
       A-4           30,168,000        Fixed        5.00        3.50          7.83          4.42        11/25/19           AAA/AAA
       A-5           15,890,000        Fixed       10.09        7.83         11.08          3.33        05/25/30           AAA/AAA
       M-1           28,125,000        Fixed        7.58        3.92         11.08          7.25        05/25/30            AA/AA
       M-2           16,250,000        Fixed        7.58        3.92         11.08          7.25        05/25/30             A/A
       B-1           19,375,000        Fixed        7.58        3.92         11.08          7.25        05/25/30          BBB-/BBB-
       B-2           16,250,000        Not Publicly Offered
------------------------------------------------------------------------------------------------------------------------------------

Notes:     (a)  100% Prepayment Assumption: 0% CPR in month 1, ramping up to 16%
                in month 15.  On and after month 15, 16% CPR.
           (b)  Subject to a permitted variance of 5%.
           (c)  Coupon will  be increased by [0.50%] for each payment  after the
                Initial Call Date.
           (d)  The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) 12.00%.

Pricing Speed:      0% CPR, increasing to 16% over 15 months.

Payment Date:       The 25th of each  month  or,  if such day is not a  Business
                    Day, the next  succeeding  Business  Day,  commencing in May
                    1999.

Settlement Date:    On or about [April 28, 1999].

Cut-off Date:       The close of business on March 31,  1999.  Because the bonds will be settling flat, only approximately 30% of the collateral interest payments collected during April will be deposited into the Trust, the remaining 70% will be retained by Empire.

Payment Delay:      With the  exception  of the Class A-1 Notes,  24 Days.  With respect to the Class A-1 Notes, 0 days.

Payment Terms:      Monthly.

Interest Accrual    With the  exception  of the Class A-1 Notes,  interest  will
Period:             accrue on the Notes at a fixed rate  during the month  prior to the month of the related Payment Date (from and including the Closing Date until the end of the month prior to the month of the related distribution in the case of the first
                    Payment Date) based on a 30/360 day year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at the Class A-1 Note Interest Rate on an Actual/360 day basis. The
                    "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) 12.00% (the rate described in this clause (y), the "A-1 Cap").


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


DESCRIPTION OF SECURITIES

Title of
Securities:         Empire Funding Home Loan Owner Trust 1999-1

Underlying
Collateral:         The Notes will be secured,  in part, by debt  consolidation, home improvement, and other primarily second lien home equity mortgage loans, with combined loan to value ratios generally in excess of 100%. Approximately 0.35% of the Notes will be secured by first lien manufactured housing loans.

Statistical
Calculation Date:   The  statistical  information  presented  herein  and in the
                    Prospectus  Supplement concerning the Initial Loans is based on the  characteristics  of a portion of the  Initial  Loans
                    identified   as  of  March  31,   1999   (the   "Statistical
                    Calculation Date"). Empire expects that the actual aggregate balance of the Initial  Loans as of the Cut-off  Date (to be
                    identified   prior  to  the   Closing   Date)   will   equal
                    approximately $[250] Million.

Transferor/
Sub-Servicer:       Empire Funding Corp.

Servicer:           ContiMortgage Corporation.

Additional
Transferors:        ContiMortgage Corporation
                    California Lending Group, Inc., d/b/a United Lending Group.

Master/"Hot"
Back-Up Servicer:   Norwest Bank Minnesota, National Association.

Lead Underwriter:   PaineWebber Incorporated.

Co-Underwriter:     Bear Stearns.

Depositor:          PaineWebber Mortgage Acceptance Corporation IV.

Indenture Trustee   U.S.  Bank National  Association,  d/b/a
and
Grantor Trustee:    First Bank National Association.

Owner Trustee:      Wilmington Trust Company.

Offering:           Public  shelf   offering  -  a  prospectus   and  prospectus
                    supplement will be distributed after pricing.

Offered Notes:      Class A-1 through A-5 Notes (together,  the 'Senior Notes'),
                    Class M-1 and Class M-2 Notes (the  'Mezzanine  Notes')  and
                    the Class B-1 Notes  (together with the Senior Notes and the
                    Class B-2 Notes,  the 'Notes').  The Class B-2 Notes and the
                    Residual   Interest   Certificates  are  NOT  being  offered
                    publicly.

Form of Offering:   Book-Entry  form, same-day  funds through DTC for all of the
                    Notes.

Denominations:      The Notes  are  issueable  in  minimum  denominations  of an
                    original   amount  of  $25,000  and   multiples   of  $1,000
                    thereafter.


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

DESCRIPTION OF SECURITIES (Continued)

Recent Developments On  April  16,  1999,  Empire  Funding  and   ContiFinancial
                    Corporation and its affiliates (collectively, "Conti") agreed that Empire Funding would exchange or swap certain assets in full satisfaction of all of the outstanding indebtedness owed to Conti and the reconveyance by Conti of its entire ownership interest in Empire Funding's parent, Empire Funding Holding Corporation ("EFHC"), which includes 49% of the common stock of EFHC owned by Conti. Upon completion of this transaction, Empire Funding's Chairman and CEO, Jim Isaacs, will own 100% of EFHC.

                    The assets being exchanged by Empire Funding primarily consist of the assets that as of the agreement date had been pledged to secure the outstanding indebtedness owed to Conti, including, but not limited to certain loans, certain interests in residual interests from prior securitization transactions, and certain current servicing rights from its servicing portfolio. In connection with the exchange of loan servicing rights, Empire, as the subservicer, will continue to service the underlying HLTV loans and receive a portion of the servicing fee under a subservicing arrangement with Conti.

Credit Enhancement: Credit enhancement with respect to the Offered Notes will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) the subordination of the rights of holders of the Residual Interest Certificate, the Class B-2 Notes, and the lower-rated classes of Offered Notes to receive interest and principal, respectively.

Excess Interest:    The weighted  average  coupon rate on the loans is generally expected to be higher than the sum of the master servicing fee, the servicing fee, the sub-servicing fee, the trustee fee, and the interest rate on the Notes, thus generating excess interest collections which will be available to fund payments on the Notes on each Payment Date.


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




DESCRIPTION OF SECURITIES (Continued)

Over-
collateralization:  Excess Interest will be applied, to the extent available, to make accelerated payments of principal to the Notes then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans. Prior to the Stepdown Date, the Overcollateralization Target Amount equals the greater of (a) [3.50%] of the the Original Pool Principal Balance and (b) the Net Delinquency Calculation Amount. On and after the Stepdown Date, the Overcollateralization Target Amount equals the greater of (a) [7.00%] of the Pool Principal Balance as of the end of the related Due Period and (b) the Net Delinquency Calculation Amount. The Overcollateralization Target Amount will not in any event be less than [0.50%] of the Original Pool Principal Balance (the `Overcollateralization Floor') or greater than the outstanding Class Principal Balances of the Notes.

Net Delinquency
Calculation
Amount: With respect to any Payment Date, the excess, if any, of (x) the product of [1.7] and the Six Month Rolling Delinquency Average over (y) the aggregate amounts of Excess Spread for the three preceding Payment Dates. The Net Delinquency Calculation Amount may be removed if the Rating Agencies no longer require it. The Rating Agencies must confirm that the original ratings assigned will not be downgraded or withdrawn as a result of such change. After such change the Net Delinquency Calculation Amount would be deemed to be zero for all future calculations.

Subordination:      The rights of the Class M-1 Noteholders to receive  payments of interest on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2
                    Noteholders to receive  payments of interest on each Payment
                    Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class B-1
                    Noteholders to receive  payments of interest on each Payment
                    Date will be subordinate to those of the Senior Noteholders and the Mezzanine Noteholders, the rights of the Class B-2
                    Noteholders to receive  payments of interest on each Payment
                    Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual Interest
                    Certificateholders  to receive distributions on each Payment
                    Date will be subordinate to those of the Noteholders.


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DESCRIPTION OF SECURITIES (Continued)

Subordination
(Continued):        The rights of the Class M-1 Noteholders to receive  payments of principal on each Payment Date will be subordinate to those of the Senior Noteholders, the rights of the Class M-2
                    Noteholders to receive payments of principal on each Payment
                    Date will be subordinate to those of the Senior Noteholders and the Class M-1 Noteholders, the rights of the Class B-1
                    Noteholders to receive payments of principal on each Payment
                    Date will be subordinate to those of the Senior Noteholders and the Mezzanine Noteholders, the rights of the Class B-2
                    Noteholders to receive payments of principal on each Payment
                    Date will be subordinate to those of the holders of the Offered Notes, and the rights of the Residual Interest
                    Certificateholders  to receive distributions on each Payment
                    Date will be subordinate to those of the Noteholders.

Stepdown Date:      The Stepdown  Date means the first  Payment  Date  occurring after  [April  25,  2002] as to which  the  aggregate  Class
                    Principal Balance of the Senior Notes will be able to be reduced to the excess of (i) the Pool Principal Balance as of the preceding Determination Date over (ii) the greater of
                    (a)  the  sum  of (1)  approximately  [64.00]%  of the  Pool
                    Principal Balance as of the preceding Determination Date and
                    (2) the Overcollateralization Target Amount for such Payment
                    Date and (b) [0.50%] of the Original Pool Principal Balance.

Optional
Termination:        The  holders  of an  aggregate  percentage  interest  in the
                    Residual Interest Certificates in excess of 50% may, at their option, effect an early termination of the Grantor
                    Trust  on or  after  any  Payment  Date on  which  the  Pool
                    Principal  Balance  declines to 10% or less of the  Original
                    Pool Principal Balance, by purchasing all of the Loans at a price equal to or greater than the Termination Price.


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DESCRIPTION OF SECURITIES (Continued)

Summary of Subordination & Overcollateralization Target Amounts:

                               Initial               Before                        After                  After
                               Expected              Stepdown                      Stepdown               Stepdown
                               Subord. (a)           O/C Target (b)                Subord. (c)            O/C Target (d)
------------------------------------------------------------------------------------------------------------------------------------
Senior Notes                      32.00%                   3.50%                      64.00%                   7.00%
Class M-1 Notes                   20.75%                   3.50%                      41.50%                   7.00%
Class M-2 Notes                   14.25%                   3.50%                      28.50%                   7.00%
Class B-1 Notes                    6.50%                   3.50%                      13.00%                   7.00%

------------------------------------------------------------------------------------------------------------------------------------

(a) The initial amount of subordination for each class as of the Closing Date as a percentage of original collateral balance.
(b)   The Overcollateralization Target Amount prior to the Stepdown Date.
(c) The expected subordination for each class on the Stepdown Date as a percentage of the then current collateral balance.
(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the then current collateral balance, but at no time less than the Overcollateralization Floor.



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DESCRIPTION OF SECURITIES (Continued)

Payment and Distribution
Priorities:                 (1)  interest to the holders of the Senior Notes;
                            (2)  interest to the holders of the Class M-1 Notes;
                            (3)  interest to the holders of the Class M-2 Notes;
                            (4)  interest to the holders of the Class B-1 Notes;
                            (5)  interest to the holders of the Class B-2 Notes;
                            (6)  principal  to the  Class  A Notes  as  follows:
                                 sequentially to pay principal to the holders of
                                 the Class A-1, Class A-2, Class A-3, Class A-4,
                                 and the  Class  A-5 in  that  order  until  the
                                 respective Class Principal Balances thereof are
                                 reduced to zero, the amount necessary to reduce
                                 the aggregate  Class  Principal  Balance of the
                                 Senior  Notes to the Senior  Optimal  Principal
                                 Balance;   provided,   however,  that  on  each
                                 Payment   Date   occurring   on  or  after  any
                                 reduction  of the Class  Principal  Balances of
                                 the Class M and  Class B Notes to zero  through
                                 the  application  of  Allocable  Loss  Amounts,
                                 payment  shall  be  made  among  the  remaining
                                 Senior  Notes  pro rata  and not in  accordance
                                 with the payment priorities set forth above;
                            (7)  sequentially,  to the  holders of the Class M-1
                                 and the Class M-2 Notes,  in that order,  until
                                 the  Class  Principal   Balances   thereof  are
                                 reduced  to  the  Optimal  Principal   Balance,
                                 respectively;
                            (8)  sequentially,  to the  holders of the Class B-1
                                 Notes and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Optimal Principal Balance;
                            (9)  sequentially  to the  Class  M-1  Notes and the
                                 Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;
                            (10) sequentially,  to the  Class  B-1 Notes and the
                                 Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full;
                            (11) any  remaining  amounts  to the  holders of the
                                 Residual Interest Certificates.


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DESCRIPTION OF SECURITIES (Continued)

Application of Allocable
Loss Amounts:                 In the  event  that on any  Payment  Date  (a) the
                              aggregate of the Class  Principal  Balances of all
                              Classes of Notes on any Payment Date (after giving
                              effect to all  payments on such date)  exceeds (b)
                              the sum of the Pool Principal  Balance,  as of the
                              end of the immediately  preceding Due Period (such
                              excess,   an  "Allocable   Loss   Amount"),   such
                              Allocable    Loss    Amount   will   be   applied,
                              sequentially,  in reduction of the Class Principal
                              Balances  of the  Class B-2  Notes,  the Class B-1
                              Notes,  the  Class  M-2  Notes  and the  Class M-1
                              Notes, in that order,  until the respective  Class
                              Principal  Balances  thereof  have been reduced to
                              zero.  Allocable  Loss Amounts will not be applied
                              in reduction of the Class Principal Balance of any
                              Class of  Senior  Notes.  Allocable  Loss  Amounts
                              applied  to any  applicable  Class of  Notes  will
                              entitle   such   Class  to   reimbursement   (such
                              entitlement, a "Loss Reimbursement Deficiency") in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount, and (y) the applicable
                              Maturity Date.

Optional Termination:         The holders of an aggregate percentage interest in
                              the Residual  Interest  Certificates  in excess of
                              50%  may,  at  their   option,   effect  an  early
                              termination  of the Grantor  Trust on or after any
                              Payment Date on which the Pool  Principal  Balance
                              declines  to 10% or  less  of  the  Original  Pool
                              Principal Balance,  by purchasing all of the Loans
                              at  a  price   equal  to  or   greater   than  the
                              Termination Price.

Servicing/Other Fees:         The   collateral   is  subject  to  certain  fees,
                              including a master servicing fee, a servicing fee, and a sub-servicing fee equal to [1.00]% in the aggregate as well as a trustee's fees equal to [0.0080]% per annum.

Advancing by Servicer:        There  is  no  required  advancing  of  delinquent
                              principal or interest by the Master Servicer, the Servicer, the Sub-servicer, or Indenture Trustee.


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DESCRIPTION OF SECURITIES (Continued)

Tax Considerations:           The issuer  will be an Owner  Trust.  The  Offered
                              Notes will be characterized as debt for federal income tax purposes.

ERISA Considerations:         In  general,  the  Offered  Notes  will  be  ERISA
                              eligible.  However,  investors should consult with
                              their  counsel  with  respect to the  consequences
                              under ERISA and the  Internal  Revenue Code of the
                              Plan's   acquisition   and   ownership   of   such
                              certificates.

SMMEA Eligibility:            NONE of the Notes will be SMMEA-eligible.

Prospectus:                   The Offered Notes are being offered  pursuant to a
                              Prospectus which includes a Prospectus  Supplement
                              (together, the 'Prospectus'). Complete information
                              with   respect  to  the  Offered   Notes  and  the
                              collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Notes may not be consummated unless the purchaser has received the Prospectus.


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DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
Transferor                           Empire Funding Corp.             5,479         196,598,187        87.64
                                     ContiMortgage Corp.                425          15,398,996         6.86
                                     United Lending Group               345          12,327,120         5.50
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----

Current Balance                      $10,000 or less                     39             333,809         0.15
                                     $10,000.01 - $20,000               719          12,124,727         5.40
                                     $20,000.01 - $30,000             1,828          46,437,705        20.70
                                     $30,000.01 - $40,000             1,820          63,285,352        28.21
                                     $40,000.01 - $50,000               895          40,436,315        18.03
                                     $50,000.01 - $60,000               363          20,035,753         8.93
                                     $60,000.01 - $70,000               305          19,805,902         8.83
                                     $70,000.01 - $80,000               210          15,587,100         6.95
                                     $80,000.01 or greater               70           6,277,639         2.80
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%


Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----

Current Rate                         7.000% and less                      1              34,307         0.02
                                     9.501%  -  10.000%                   3              92,131         0.04
                                     10.001%  - 10.500%                   5             183,902         0.08
                                     10.501%  - 11.000%                 127           5,577,664         2.49
                                     11.001%  - 11.500%                 369          15,868,331         7.07
                                     11.501%  - 12.000%                 625          26,181,651        11.67
                                     12.001%  - 12.500%                 311          12,768,629         5.69
                                     12.501%  - 13.000%               1,236          46,669,682        20.80
                                     13.001%  - 13.500%                 616          23,666,326        10.55
                                     13.501%  - 14.000%                 534          19,437,283         8.66
                                     14.001%  - 14.500%                 359          11,423,238         5.09
                                     14.501%  - 15.000%                 837          27,879,770        12.43
                                     15.001%  - 15.500%                 217           6,472,927         2.89
                                     15.501%  - 16.000%                 453          13,249,667         5.91
                                     16.001%  - 16.500%                 333           9,032,038         4.03
                                     16.501%  - 17.000%                 124           3,348,383         1.49
                                     17.001%  - 17.500%                  54           1,228,754         0.55
                                     17.501%  - 18.000%                  32             888,890         0.40
                                     18.001%  - 18.500%                   6             128,098         0.06
                                     18.501%  - 19.000%                   7             192,631         0.09
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

--------------------------------------------------------------------------------
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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
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--------------------------------------------------------------------------------
                                   PaineWebber

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE


Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
Lien Type                            First Lien                          58           2,158,279         0.96
                                     Second Lien                      6,190         222,161,548        99.04
                                     Third Lien                           1               4,476         0.00
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----

Original Combined LTV                Up to 100.00%                        3              42,766         0.02
                                     100.01% to 105.00%                 338          10,106,207         4.51
                                     105.01% to 110.00%                 692          22,075,022         9.84
                                     110.01% to 115.00%               1,040          34,982,407        15.59
                                     115.01% to 120.00%               1,242          44,706,853        19.93
                                     120.01% to 125.00%               2,898         111,118,010        49.53
                                     125.01% or greater                  36           1,293,037         0.58
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
Credit Risk - By 20                  619 or less                        132           3,919,783         1.75
                                     620 to 639                         620          17,223,751         7.68
                                     640 to 659                       1,147          34,487,089        15.37
                                     660 to 679                       1,066          37,923,247        16.91
                                     680 to 699                       1,338          54,870,689        24.46
                                     700 to 719                         966          38,196,225        17.03
                                     Greater than 719                   980          37,703,520        16.81
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----

Debt-to-Income Ratio                 20.00 or less                       93           2,813,154         1.25
                                     20.01 to 25.00                     267           8,272,883         3.69
                                     25.01 to 30.00                     582          19,155,270         8.54
                                     30.01 to 35.00                   1,359          47,109,095        21.00
                                     35.01 to 40.00                   2,076          73,621,282        32.82
                                     40.01 to 45.00                   1,618          64,583,158        28.79
                                     45.01 to 50.00                     234           7,965,349         3.55
                                     Greater than 50.00                  20             804,113         0.36
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%



--------------------------------------------------------------------------------
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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
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--------------------------------------------------------------------------------
                                   PaineWebber

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
State                                California                         570          22,219,789         9.91
                                     Illinois                           436          17,161,187         7.65
                                     Maryland                           370          15,014,544         6.69
                                     Florida                            434          14,674,807         6.54
                                     Pennsylvania                       410          14,615,091         6.52
                                     Indiana                            351          11,690,298         5.21
                                     North Carolina                     280           9,951,663         4.44
                                     Ohio                               296           9,002,415         4.01
                                     Georgia                            241           8,612,982         3.84
                                     Missouri                           252           8,195,928         3.65
                                     Colorado                           196           7,707,879         3.44
                                     Arizona                            226           7,206,291         3.21
                                     Michigan                           187           6,478,378         2.89
                                     South Carolina                     147           5,209,499         2.32
                                     Washington                         127           5,099,437         2.27
                                     Wisconsin                          139           5,018,844         2.24
                                     Virginia                           144           4,812,674         2.15
                                     Kentucky                           134           4,596,587         2.05
                                     Kansas                             127           4,132,708         1.84
                                     Oklahoma                           118           4,000,426         1.78
                                     Utah                               113           3,990,279         1.78
                                     Nevada                             104           3,824,942         1.71
                                     New Jersey                          88           3,277,485         1.46
                                     Minnesota                           72           2,671,322         1.19
                                     Iowa                                68           2,452,140         1.09
                                     Nebraska                            66           2,434,101         1.09
                                     Louisiana                           72           2,349,740         1.05
                                     New Mexico                          56           2,245,043         1.00
                                     Tennessee                           63           1,893,373         0.84
                                     Oregon                              47           1,886,764         0.84
                                     New York                            46           1,877,331         0.84
                                     Idaho                               44           1,602,837         0.71
                                     Connecticut                         36           1,463,131         0.65
                                     Massachusetts                       23           1,086,112         0.48
                                     Texas                               28             801,653         0.36
                                     Hawaii                              14             652,170         0.29
                                     Delaware                            21             625,584         0.28
                                     New Hampshire                       14             625,067         0.28
                                     Mississippi                         19             597,967         0.27
                                     Rhode Island                        14             587,420         0.26
                                     West Virginia                       13             404,119         0.18
                                     Montana                              7             299,097         0.13
                                     Maine                                7             255,553         0.11
                                     Alaska                               5             246,723         0.11
                                     South Dakota                         5             223,888         0.10
                                     Arkansas                             8             209,262         0.09
                                     Wyoming                              4             146,088         0.07
                                     North Dakota                         5             135,487         0.06
                                     District of Columbia                 2              58,201         0.03
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PaineWebber

DESCRIPTION OF INITIAL LOANS AS OF STATISTICAL CALCULATION DATE


Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
Original Term (mos)                  31 - 60                             12             213,165         0.10
                                     61 - 90                             13             298,099         0.13
                                     91 - 120                           444          12,392,281         5.52
                                     121 - 150                           28             708,093         0.32
                                     151 - 180                        2,197          71,423,439        31.84
                                     181 - 210                            9             246,147         0.11
                                     211 - 240                        1,119          41,579,485        18.54
                                     241 - 270                            1              30,745         0.01
                                     271 - 300                        2,423          97,214,715        43.34
                                     > 300                                3             218,134         0.10
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----
Remaining Term (mos)                 0 - 30                               1               1,432         0.00
                                     31 - 60                             14             282,506         0.13
                                     61 - 90                             17             318,721         0.14
                                     91 - 120                           442          12,438,666         5.54
                                     121 - 150                           26             664,044         0.30
                                     151 - 180                        2,200          71,463,237        31.86
                                     181 - 210                            9             307,211         0.14
                                     211 - 240                        1,113          41,384,892        18.45
                                     241 - 270                            3             119,329         0.05
                                     271 - 300                        2,421          97,126,130        43.30
                                     > 300                                3             218,134         0.10
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%

Aggregate Field                      Description                      Count            Balance$        Pool%
---------------                      -----------                      -----            --------        -----

Seasoning (mos)                      Less than one                      466          16,909,898         7.54
                                     1 - 3                            1,089          41,763,982        18.62
                                     4 - 6                            2,185          81,119,145        36.16
                                     7 - 9                            1,101          40,261,886        17.95
                                     10 or greater                    1,408          44,269,391        19.73
                                                                     ------         -----------       ------
                                                                      6,249        $224,324,303         100%


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PaineWebber

THE FOLLOWING TABLE RUNS TO CALL:


                              % of Prepayment Assumption
CLASS A-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                     4.15        1.22        0.94          0.78          0.68       0.60
FIRST PAY                           05/99       05/99       05/99         05/99         05/99      05/99
LAST PAY                            05/07       11/01       03/01         10/00         07/00      05/00
WINDOW (YEARS)                       8.08        2.58        1.92          1.50          1.25       1.08


                              % of Prepayment Assumption
CLASS A-2                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                     9.57        3.44        2.52          2.00          1.67       1.44
YIELD @ 100.000                     6.36%       6.28%       6.24%         6.19%         6.15%      6.11%
DURATION (YEARS)                     7.00        3.01        2.27          1.83          1.55       1.34
FIRST PAY                           05/07       11/01       03/01         10/00         07/00      05/00
LAST PAY                            03/10       08/03       06/02         10/01         05/01      01/01
WINDOW (YEARS)                       2.92        1.83        1.33          1.08          0.92       0.75


                               % of Prepayment Assumption
CLASS A-3                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    11.76        5.20        3.81          3.00          2.47       2.11
YIELD @ 100.000                     6.50%       6.46%       6.43%         6.40%         6.36%      6.33%
DURATION (YEARS)                     8.04        4.30        3.30          2.66          2.23       1.92
FIRST PAY                           03/10       08/03       06/02         10/01         05/01      01/01
LAST PAY                            11/11       05/05       10/03         10/02         03/02      09/01
WINDOW (YEARS)                       1.75        1.83        1.42          1.08          0.92       0.75


                               % of Prepayment Assumption
CLASS A-4                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    15.21        8.29        6.31          5.00          4.11       3.30
YIELD @ 100.000                     6.74%       6.71%       6.69%         6.68%         6.66%      6.63%
DURATION (YEARS)                     9.26        6.15        4.97          4.11          3.48       2.87
FIRST PAY                           11/11       05/05       10/03         10/02         03/02      09/01
LAST PAY                            11/18       04/11       12/08         02/07         10/05      09/04
WINDOW (YEARS)                       7.08        6.00        5.25          4.42          3.67       3.08


                               % of Prepayment Assumption
CLASS A-5                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    21.85       14.81       12.03         10.09          8.46       7.17
YIELD @ 100.000                     7.33%       7.32%       7.31%         7.30%         7.29%      7.28%
DURATION (YEARS)                    10.69        8.82        7.80          6.95          6.14       5.43
FIRST PAY                           11/18       04/11       12/08         02/07         10/05      09/04
LAST PAY                            12/21       06/15       04/12         05/10         08/08      03/07
WINDOW (YEARS)                       3.17        4.25        3.42          3.33          2.92       2.58


--------------------------------------------------------------------------------
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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PaineWebber


                              % of Prepayment Assumption
CLASS M-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.76       11.66        9.25          7.58          6.30       5.45
YIELD @ 100.000                     8.10%       8.08%       8.07%         8.06%         8.04%      8.03%
DURATION (YEARS)                     9.35        7.22        6.21          5.39          4.70       4.22
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      09/02
LAST PAY                            12/21       06/15       04/12         05/10         08/08      03/07
WINDOW (YEARS)                       9.67        9.58        8.08          7.25          6.25       4.58


                               % of Prepayment Assumption
CLASS M-2                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.76       11.66        9.25          7.58          6.30       5.38
YIELD @ 100.000                     9.10%       9.08%       9.07%         9.06%         9.04%      9.02%
DURATION (YEARS)                     8.71        6.85        5.94          5.19          4.55       4.05
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      07/02
LAST PAY                            12/21       06/15       04/12         05/10         08/08      03/07
WINDOW (YEARS)                       9.67        9.58        8.08          7.25          6.25       4.75


                               % of Prepayment Assumption
CLASS B-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.76       11.66        9.25          7.58          6.30       5.36
YIELD @ 83.000                     11.36%      11.92%      12.34%        12.79%        13.29%     13.81%
DURATION (YEARS)                     7.78        6.27        5.48          4.80          4.22       3.76
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      06/02
LAST PAY                            12/21       06/15       04/12         05/10         08/08      03/07
WINDOW (YEARS)                       9.67        9.58        8.08          7.25          6.25       4.83



--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PaineWebber

THE FOLLOWING TABLE RUNS TO MATURITY:

                                   % of Prepayment Assumption
CLASS A-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                     4.15        1.22        0.94          0.78          0.68       0.60
FIRST PAY                           05/99       05/99       05/99         05/99         05/99      05/99
LAST PAY                            05/07       11/01       03/01         10/00         07/00      05/00
WINDOW (YEARS)                       8.08        2.58        1.92          1.50          1.25       1.08


                               % of Prepayment Assumption
CLASS A-2                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                     9.57        3.44        2.52          2.00          1.67       1.44
YIELD @ 100.000                     6.36%       6.28%       6.24%         6.19%         6.15%      6.11%
DURATION (YEARS)                     7.00        3.01        2.27          1.83          1.55       1.34
FIRST PAY                           05/07       11/01       03/01         10/00         07/00      05/00
LAST PAY                            03/10       08/03       06/02         10/01         05/01      01/01
WINDOW (YEARS)                       2.92        1.83        1.33          1.08          0.92       0.75


                               % of Prepayment Assumption
CLASS A-3                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    11.76        5.20        3.81          3.00          2.47       2.11
YIELD @ 100.000                     6.50%       6.46%       6.43%         6.40%         6.36%      6.33%
DURATION (YEARS)                     8.04        4.30        3.30          2.66          2.23       1.92
FIRST PAY                           03/10       08/03       06/02         10/01         05/01      01/01
LAST PAY                            11/11       05/05       10/03         10/02         03/02      09/01
WINDOW (YEARS)                       1.75        1.83        1.42          1.08          0.92       0.75



                               % of Prepayment Assumption
CLASS A-4                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    15.21        8.29        6.31          5.00          4.11       3.30
YIELD @ 100.000                     6.74%       6.71%       6.69%         6.68%         6.66%      6.63%
DURATION (YEARS)                     9.26        6.15        4.97          4.11          3.48       2.87
FIRST PAY                           11/11       05/05       10/03         10/02         03/02      09/01
LAST PAY                            11/18       04/11       12/08         02/07         10/05      09/04
WINDOW (YEARS)                       7.08        6.00        5.25          4.42          3.67       3.08


                               % of Prepayment Assumption
CLASS A-5                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    22.31       16.38       13.73         11.54          9.79       8.39
YIELD @ 100.000                     7.33%       7.34%       7.35%         7.34%         7.34%      7.34%
DURATION (YEARS)                    10.77        9.23        8.34          7.48          6.70       6.01
FIRST PAY                           11/18       04/11       12/08         02/07         10/05      09/04
LAST PAY                            12/23       03/23       03/22         01/20         09/17      05/15
WINDOW (YEARS)                       5.17       12.00       13.33         13.00         12.00      10.75


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PaineWebber


                               % of Prepayment Assumption
CLASS M-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.96       12.35        9.99          8.21          6.87       5.97
YIELD @ 100.000                     8.10%       8.09%       8.09%         8.08%         8.07%      8.06%
DURATION (YEARS)                     9.39        7.37        6.42          5.60          4.93       4.45
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      09/02
LAST PAY                            11/23       12/22       08/21         02/19         10/16      06/14
WINDOW (YEARS)                      11.58       17.08       17.42         16.00         14.42      11.83


                               % of Prepayment Assumption
CLASS M-2                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.96       12.34        9.97          8.19          6.85       5.88
YIELD @ 100.000                     9.10%       9.09%       9.09%         9.08%         9.07%      9.05%
DURATION (YEARS)                     8.73        6.98        6.12          5.37          4.74       4.26
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      07/02
LAST PAY                            10/23       07/22       09/20         02/18         08/15      05/13
WINDOW (YEARS)                      11.50       16.67       16.50         15.00         13.25      10.92


                               % of Prepayment Assumption
CLASS B-1                              0%         50%         75%          100%          125%       150%
---------------                ----------    --------    --------      --------      --------   --------
AVG LIFE (YEARS)                    18.95       12.31        9.93          8.15          6.81       5.84
YIELD @ 83.000                     11.36%      11.89%      12.28%        12.71%        13.18%     13.65%
DURATION (YEARS)                     7.80        6.35        5.58          4.91          4.34       3.89
FIRST PAY                           05/12       12/05       04/04         03/03         06/02      06/02
LAST PAY                            09/23       02/22       10/19         03/17         08/14      07/12
WINDOW (YEARS)                      11.42       16.25       15.58         14.08         12.25      10.17


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